                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 17, 1998
                                                   -----------------

                         Commission File Number 1-13578

                             DOWNEY FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                                95-1953342
 (State or other jurisdiction           (I.R.S. Employer Identification No.)
of incorporation or organization)

3501  Jamboree  Road  Newport  Beach,  California       92660
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (949) 854-0300

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 5.   OTHER EVENTS

          On December 17, 1998, Downey Financial Corp. (the "Company") issued a news release reporting the election of Daniel D. Rosenthal to director of the boards of both the Company and Downey Savings and Loan Association, F. A., its principal subsidiary. The news release of the Company reporting this appointment is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.
(a)       Financial Statements.

          Not applicable.
(b)       Pro Forma Financial Information.

          Not applicable.

(c)       Exhibits.

          99.1     News release dated December 17, 1998 announcing new director.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               DOWNEY FINANCIAL CORP.



                                      By:       /s/Donald E. Royer
                                         ---------------------------------------
                                                   Donald E. Royer
                                    Executive Vice President and General Counsel

DATED:  December 17, 1998